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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44313) of Memry Corporation of our report dated August 16, 2001 relating to the financial statements of Memry Corporation, which appears in this Annual Report on Form 10-K/A, Amendment No. 1.

                                                   /s/  McGLADREY & PULLEN, LLP

New Haven, Connecticut
August 19, 2002